Exhibit (m)(1)(i)

TRANSAMERICA FUNDS

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of March 1, 2020:

Transamerica ClearTrack 2015	Class R1
Class R3
Class R6

Transamerica ClearTrack 2020	Class R1
Class R3
Class R6

Transamerica ClearTrack 2025	Class R1
Class R3
Class R6

Transamerica ClearTrack 2030	Class R1
Class R3
Class R6

Transamerica ClearTrack 2035	Class R1
Class R3
Class R6

Transamerica ClearTrack 2040	Class R1
Class R3
Class R6

Transamerica ClearTrack 2045	Class R1
Class R3
Class R6

Transamerica ClearTrack 2050	Class R1
Class R3
Class R6

Transamerica ClearTrack 2055	Class R1
Class R3
Class R6

Transamerica ClearTrack 2060	Class R1
Class R3
Class R6

Transamerica ClearTrack Retirement Income	Class R1
Class R3
Class R6

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class C
Class I
Class R
Class T2

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class C
Class I
Class R
Class T2

Transamerica Asset Allocation – Growth Portfolio	Class A
Class C
Class I
Class R
Class T2

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class C
Class I
Class R
Class T2

Transamerica Asset Allocation Intermediate Horizon	Class R
Class R4

Transamerica Asset Allocation Long Horizon	Class R
Class R4

Transamerica Asset Allocation Short Horizon	Class R
Class R4

Transamerica Balanced II	Class I3
Class R
Class R4

Transamerica Bond	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Capital Growth	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Core Bond	Class I2

Transamerica Dividend Focused	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Dynamic Income	Class A
Class C
Class I
Class T2

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2
Class T2

Transamerica Emerging Markets Opportunities	Class A
Class C
Class I
Class I2
Class R
Class R3
Class R4
Class R6

Transamerica Event Driven	Class A
Class I
Class I2
Class T2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2
Class T2

Transamerica Global Equity	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Global Real Estate Securities	Class I2
Class R6

Transamerica Government Money Market	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R2
Class R4

Transamerica High Quality Bond	Class I3
Class R
Class R4

Transamerica High Yield Bond	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R1
Class R4
Class R6
Class T2

Transamerica High Yield Muni	Class A
Class C
Class I
Class I2
Class T2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Class R6
Class T2

Transamerica Inflation-Protected Securities	Class I3
Class R
Class R4

Transamerica Intermediate Bond	Class I2
Class I3
Class R
Class R4

Transamerica Intermediate Muni	Class A1
Class C2
Class I
Class I2
Class T2

Transamerica International Equity	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R1
Class R4
Class R6
Class T2

Transamerica International Growth	Class A
Class C
Class I
Class R
Class R4
Class R6

Transamerica International Small Cap Value	Class I
Class I2

Transamerica International Stock	Class A
Class I
Class I2
Class R6

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Large Core	Class I3
Class R
Class R4

Transamerica Large Growth	Class I3
Class R
Class R4

Transamerica Large Value Opportunities	Class I3
Class R
Class R4

Transamerica Long/Short Strategy	Class I2

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class T2

Transamerica Mid Cap Value	Class I2

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Class T2

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2
Class T2

Transamerica Multi-Asset Income (formerly Transamerica Strategic High Income)	Class A
Class C
Class I
Class I2
Class T2

Transamerica Multi-Managed Balanced	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Class R1
Class R6
Class T2

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class T2

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Class T2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Class T2

Transamerica Small/Mid Cap Value	Class A
Class C
Class I
Class I2
Class R1
Class R6
Class T2

Transamerica Stock Index	Class R
Class R4

Transamerica Total Return	Class I2

Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2
Class T2

Transamerica US Growth	Class A
Class C
Class I
Class I2
Class T
Class T2

[1]	0.10% of the 0.25% distribution and services (12b-1) fee will be contractually waived through March 1, 2021.
[2]	0.25% of the 1.00% distribution and services (12b-1) fee will be contractually waived through March 1, 2021.

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares
Class R1 Shares	0.50% of average daily net assets of the Fund’s Class R1 shares
Class R2 Shares	0.25% of average daily net assets of the Fund’s Class R2 shares
Class R3 Shares	0.25% of average daily net assets of the Fund’s Class R2 shares
Class R4 Shares	0.25% of average daily net assets of the Fund’s Class R4 shares
Class T2 Shares	0.25% of average daily net assets of the Fund’s Class T2 shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2, Class I3, Class T, and Class R6 shares.